School Specialty, Inc.

Fiscal 2015
First Quarter Results Update

September 9, 2014

Fiscal 2015 Financial Outlook

Reiteration of Guidance for FY15

Order Momentum & Backlog, New Programs and Improving Market Outlook Drive Optimism

- **FY15 Adjusted EBITDA projected to be $48 - $54 million**
- **FY15 revenues expected to be $640 - $660 million, representing 1.5% – 4.5% year-over-year growth**
- **Observing meaningful improvements in booking trends starting in July and continuing into September**
  - Higher volume of ordering in July and August vs. prior years (May/June/July)
- **Stability in overall business with modest growth in certain business categories**
  - General supplies categories performing in line with FY14, with potential upside in e-tail/retail channels (should drive 2nd half performance)
  - Approximately 30-35% of the $10 million year-over-year decline in student planners/agendas reflects timing shift of orders from Q1 to Q2 (rate of decline overstated in Q1 due to this timing shift)
  - Expected growth in Furniture and Technology categories anticipated to offset declines in Student Planners/Agendas throughout the year
  - Science offerings expected to drive gains in Curriculum segment

School Specialty

Fiscal 2015 Outlook – Key Drivers of Financial Performance

FY15 Outlook – Reason for Optimism

- **FY15 2nd quarter revenues to be positively impacted by:**
  - Increased order flow and backlog primarily for Supplies category
  - Pick-up in transactional Furniture & Equipment sales and Projects by Design programs
- **2H15 revenues to be positively impacted by:**
  - Pick-up in the e-tail and retail channel businesses, which continues to gain momentum (projected increases in the 2nd half of FY15)
  - Continued growth in Furniture and Technology categories
  - Continued adoption of Next Generation Science Standards and ongoing Curriculum offerings
  - Potential new markets/programs in the due diligence phase
- **Gross margin decline anticipated based on changing product mix; declines expected to be offset by lower SG&A**
- **Process Improvement Programs generating anticipated cost savings with more improvements expected**
  - 1st quarter Corporate SG&A expenses higher than expected due to transition-related costs, most of which are not expected to recur
  - On track to realize $14-$16 million in savings in FY15, with additional savings to be identified
  - Management working on further initiatives to generate incremental sales in the off-season

Supplies

Furniture

Technology

E-tail / Retail Channels

Process Reforms & Cost Savings

School Specialty

Fiscal 2015 First Quarter Business Updates

Focus on Delivering for our Customers During the Back-to-School Season

- **Continued improvements at Mansfield, OH and Greenville, WI Distribution Centers**
  - Mansfield, OH: New machinery/equipment and enhanced floor layout to improve efficiencies and address productivity challenges/opportunities
  - Greenville, WI: Re-configured to support e-tail and retail channel business and higher volume in back-to-school season
  - Planning for off-peak season requirements (with a focus on streamlining and improving productivity of operations)
  - Continuing to evaluate additional operational improvements/cost savings plans at both facilities
- **Key strategic hire made to enhance operations and drive cultural reforms**
  - Todd Shaw hired as VP of Operational Excellence to spearhead all Process Improvement Programs
- **New Marketing programs launched to support Back-to-School sales initiatives**
  - Social media capabilities enhanced; new programs rolled-out to capture increased "school spend"
  - Increased emphasis on growing e-tail and retail channel business; marketing focus on "parent spend"
  - Greater resources and focus on Early Childhood Learning (i.e. sales and marketing push in NY around Universal Pre-K initiatives)
- **Strategic analysis of U.S. market kicked-off; initial development of multi-year growth plan**
  - Development of long-term strategic plan underway with collaboration from management, board of directors and selected consultants/advisors
  - Independent, third-party analysis of U.S. market; review of current School Specialty sales coverage model
  - Management offsite to address 1-3-5 year growth objectives; near-term and long-term market drivers identified
  - Potential new markets to be entered, with continued focus on growing core Distribution business and Curriculum offerings

School Specialty

Fiscal 2015 First Quarter Financial Highlights

Financial Highlights (1Q15 vs. 1Q14)

- **Continuing yearly trend of later back-to-school order patterns causes slight decline in 1Q revenues with significant year-over-year bookings improvement in July and first part of 2Q**
  - General supplies category generally flat compared to the prior year, with potential upside from e-tail/retail initiatives
  - Furniture product lines continued to gain momentum; revenues increased approximately $4 million 11%
  - Curriculum revenues increased 13.9% or $4 million, driven by strength in Science business
  - As expected, student planner and agenda revenues declined; impact of approximately $10 million or 28%

- **Gross margins impacted by anticipated product mix shift and decline in student planners/agendas**
  - Consolidated gross margin of 39.4% vs. 41.2% / Distribution gross margin of 37.1% vs. 39.2% / Curriculum gross margin of 51.1% vs. 53.3%
  - Decline in Curriculum gross margin related to increased product development amortization

- **Selling, general and administrative (SG&A) expenses positively affected by Process Improvement Programs and other cost control measures**
  - Total SG&A declined by $1.4 million or 2.2%
  - Distribution and Curriculum SG&A decreased by $3.9 million (driven by lower overhead and continued focus on cost reduction programs)
  - Corporate SG&A increased by $2.5 million (primarily related to process improvement implementation costs); not expected to recur
  - Management focused on continuous improvements from a cost standpoint

- **Net income of $11.0 million vs. combined $9.5* million (* excludes $83.5 million related to reorganization gain)**

- **Adjusted EBITDA of $27.2 million vs. combined $28.3 million**

School Specialty

Consolidated Combined Statement of Operations

SCHOOL SPECIALTY, INC.
CONSOLIDATED COMBINED STATEMENTS OF OPERATIONS
(In Thousands)
Unaudited / Non-GAAP

	Successor Company		Successor Company		Predecessor Company		Non-GAAP Combined	
	Three Months Ended July 26, 2014		Seven Weeks Ended July 27, 2013		Six Weeks Ended June 11, 2013		Three Months Ended July 27, 2013	
Revenues	$	199,469	$	143,499	$	58,697	$	202,196
Cost of revenues		120,903		83,741		35,079		118,820
Gross profit		78,566		59,758		23,618		83,376
Selling, general and administrative expenses		61,942		35,867		27,473		63,340
Restructuring charges		133		2,595		-		2,595
Operating income (loss)		16,491		21,296		(3,855)		17,441
Other expense:								
Interest expense		5,275		2,821		3,235		6,056
Change in fair value of interest rate swap		(13)		-		-		-
Reorganization items, net		271		1,280		(84,799)		(83,519)
Income (loss) before provision for income taxes		10,958		17,195		77,709		94,904
Provision for (benefit from) income taxes		(56)		252		1,641		1,893
Net income (loss)	$	11,014	$	16,943	$	76,068	$	93,011

Adjusted EBITDA Comparisons

SCHOOL SPECIALTY, INC.
CONSOLIDATED COMBINED STATEMENTS OF OPERATIONS
(In Thousands)
Unaudited / Non-GAAP

	Successor Company		Non-GAAP Combined	
	Three Months Ended July 26, 2014		Three Months Ended July 27, 2013	
Adjusted Earnings before interest, taxes, depreciation, amortization, bankruptcy-related costs, restructuring and impairment charges (EBITDA) reconciliation:				
Net income (loss)	$	11,014	$	93,011
Provision for (benefit from) income taxes		(56)		1,893
Reorganization items, net		271		(83,519)
Restructuring costs		133		1,356
Restructuring-related costs incl in SG&A		2,542		1,239
Change in fair value of interest rate swap		(13)		-
Depreciation and amortization expense		4,369		5,849
Amortization of development costs		3,671		2,396
Net interest expense		5,275		6,056
Adjusted EBITDA	$	27,206	$	28,282

School Specialty

Balance Sheet Review

Key Highlights as of July 26, 2014

- Outstanding ABL facility balance was $71.9 million
  - Expect this to be repaid in full in the early part of the 3rd quarter
- Outstanding gross balance on Term Loan Credit Agreement was $142.7 million
  - $0.6 million reflected as currently maturing, long-term debt
- Deferred cash payment obligations payable in December 2019
  - Preliminary estimates for obligations are $16.6 million; subject to revision, as claims reconciliation process concludes in the second quarter
  - $3.0 million represents a 20% recovery for the creditors and $12.1 million represents a 45% recovery for the creditors, with the remaining $1.5 million related to accrued paid-in-kind interest

CAPITALIZATION ($'s in millions)	As of 7/26/14
Cash and cash equivalents	$9.3
New ABL Facility, maturing in 2018	$71.9
New Term Loan, maturing in 2019	$142.7
Total 1st Lien Debt	$214.6
Net 1st Lien Debt	$205.3
Deferred Cash Payment Obligations, maturing in 2019	$16.6
Total Debt	$231.2
Net Debt	$221.9
Equity Market Capitalization (as of 9/1/14)	*$120.0*
Enterprise Value (based on current ABL draw)	*$341.9*

NOTE: Average quarterly ABL balance, net of cash is $10.1 million.

NOTE: Fiscal 2015 First Quarter represents peak quarter end draw on ABL.

School Specialty

Consolidated Balance Sheet Comparison

SCHOOL SPECIALTY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(In Thousands, Except Share and Per Share Data)

	July 26, 2014	April 26, 2014	July 27, 2013
ASSETS			
Current assets:			
Cash and cash equivalents	$ 9,281	$ 9,008	$ 9,787
Restricted cash	-	-	25,820
Accounts receivable, less allowance for doubtful accounts of $984 and $926, respectively	135,842	62,631	138,879
Inventories, net	109,722	93,387	104,868
Deferred catalog costs	4,497	8,057	5,793
Prepaid expenses and other current assets	19,242	18,043	26,667
Refundable income taxes	7	-	5,334
Asset held for sale	2,200	2,200	-
Total current assets	280,791	193,326	317,148
Property, plant and equipment, net	38,557	39,045	46,309
Goodwill	21,588	21,588	23,661
Intangible assets, net	47,130	48,251	47,427
Development costs and other, net	34,132	36,646	38,042
Deferred taxes long-term	13	48	51
Investment in unconsolidated affiliate	715	715	715
Total assets	$ 422,926	$ 339,619	$ 473,353

School Specialty

Consolidated Balance Sheet Comparison (Cont'd)

SCHOOL SPECIALTY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(In Thousands, Except Share and Per Share Data)

	July 26, 2014	April 26, 2014	July 27, 2013
LIABILITIES AND STOCKHOLDERS' EQUITY			
Current liabilities:			
Current maturities of long-term debt	$ 72,475	$ 12,388	$ 62,229
Accounts payable	53,443	42,977	49,124
Accrued compensation	7,376	8,966	7,597
Deferred revenue	2,927	2,613	2,605
Accrued fee for early termination of long-term debt	-	-	25,582
Other accrued liabilities	16,672	14,460	34,467
Total current liabilities	152,892	81,404	181,604
Long-term debt less current maturities	156,331	153,987	152,932
Other liabilities	998	1,171	925
Total liabilities	310,221	236,562	335,461
Stockholders' equity			
Preferred stock, $0.001 par value per share, 500,000 shares authorized; none outstanding	-	-	-
Common stock, $0.001 par value per share, 2,000,000 shares authorized; 1,000,004 shares outstanding	1	1	1
Capital in excess of par value	119,391	120,955	120,955
Accumulated other comprehensive income (loss)	(216)	(414)	(7)
Retained earnings (accumulated deficit)	(6,471)	(17,485)	16,943
Total stockholders' equity	112,705	103,057	137,892
Total liabilities and stockholders' equity	$ 422,926	$ 339,619	$ 473,353

School Specialty

Working Capital Analysis

	2Q13	2Q14	Y-O-Y Change	3Q13	3Q14	Y-O-Y Change	4Q13	4Q14	Y-O-Y Change	1Q14	1Q15	Y-O-Y Change
Accounts receivable, net	$119.3	$122.2	$2.9	$57.3	$56.0	($1.3)	$58.9	$62.6	$3.7	$138.9	$136.3	($2.6)
Inventories	$84.8	$67.7	($17.1)	$86.7	$73.2	($13.5)	$92.6	$93.4	$0.8	$104.9	$109.7	$4.8
Prepaid expenses and other current assets	$13.4	$14.1	$0.7	$10.4	$13.7	$3.3	$29.9	$18.0	($11.9)	$26.7	$19.2	($7.5)
Accounts payable	$63.8	$25.8	($38.0)	$64.0	$23.0	($41.0)	$74.8*	$43.0	($31.8)	$49.1	$53.4	$4.3

	2Q13	2Q14	% Chg.
Days Sales Outstanding	54.1	55.3	2.2%
Days Inventory Outstanding	83.7	89.8	7.2%
Days Payable Outstanding	55.5	50.3	(9.3%)

	3Q13	3Q14	% Chg.
Days Sales Outstanding	54.6	55.7	2.0%
Days Inventory Outstanding	86.4	86.7	0.4%
Days Payable Outstanding	58.9	42.2	(28.4%)

	4Q13	4Q14	% Chg.
Days Sales Outstanding	55.5	55.1	(0.7%)
Days Inventory Outstanding	88.9	83.7	(5.9%)
Days Payable Outstanding	66.1	32.9	(50.2%)

	1Q14	1Q15	% Chg.
Days Sales Outstanding	57.1	55.1	(3.6%)
Days Inventory Outstanding	95.4	81.0	(15.1%)
Days Payable Outstanding	58.3	31.1	(46.7%)

Summary

- Inventories increased $4.8 million (based on higher order rates; on track to exit season in line with plan)
- Accounts receivable decreased $2.6 million or approximately 1.9% year-over-year
- Accounts payable increased by $4.3 million as a result of more normalized terms
- Company continues to make progress restoring trade credit with vendors (most have returned to normal terms)

** Accounts Payable for 4Q13 includes pre-petition payables associated with Chapter 11 reorganization.*

NOTE: DSO's, DIOH's and DPO's are now calculated based on the average A/R, Inventory and A/P balances over the last 12-months vs. quarter end balances to better account for seasonality.

School Specialty

Direct Cash Flow Analysis

School Specialty, Inc.
Consolidated Direct Free Cash Flow

	Three Months Ended July 26, 2014	Combined Three Months Ended July 27, 2013
Adjusted EBITDA	$ 27,206	$ 28,282
Capex	(2,770)	(757)
Product development	(1,538)	(1,343)
Proceeds from asset sales	11	-
Other	(2,916)	(18,263)
Change in working capital	(75,950)	(63,461)
Unleveraged free cash flow	(55,957)	(55,542)
Cash interest	(3,894)	(5,655)
Taxes	56	(1,893)
Leveraged free cash flow	**$ (59,795)**	**$ (63,090)**
Reconciliation to GAAP cash flow:		
Net cash (used) in operating activities:	(55,498)	(61,472)
Net cash (used) in investing activities:	(4,297)	(1,618)
	(59,795)	(63,090)

School Specialty

FY15 Near-Term Corporate Priorities

- **Continue to drive operational improvements and lower costs**
  - Progress made in Distribution Centers and Warehouses, but still much to be done to improve productivity based on execution of peak season (work flow improvements and additional savings to be identified)
  - Review DC and equipment layout and identify and invest in better management operating system that ties business units together
  - Develop the right action plan that will speed our time to market (1-5 day model – long-term goal of consistent 2-3 day deliveries)
  - Streamline operational support staff to lower year-round costs (full-time, part-time, seasonal workers)
- **Implement new geographic sales coverage model to grow organically**
  - FY14: integrated business units into Distribution and Curriculum segments
  - 2H15 : realign inside/outside sales coverage model into geographic hubs
  - 2H15 into FY16: cross-train sales force in select states to sell SSI solution sets (and individual product lines)
- **Continue to invest in product development and new business ventures to drive long-term growth**
  - Developing Instructional Solutions product sets, targeting Early Childhood Learners
  - Investing in blended print/digital-based Curriculum offerings, primarily in Reading & Literacy; looking at adding new Math offerings
  - Positioning SSI to take advantage of Common Core Standard and Next Generation Science Standard adoptions
  - Continuing our due diligence re: potential new market offerings and/or categories (FY15-FY16 and beyond)
- **Developing our long-term growth plan to drive sustainable stockholder value (in process)**

School Specialty

Safe Harbor Statement/Non-GAAP Financial Information

Safe Harbor Statement

This presentation contains statements about School Specialty's future financial conditions, results of operations, expectations, plans, or prospects, including the information under the heading, "Fiscal 2015 Financial Outlook" and "Fiscal 2015 Outlook – Key Drivers of Financial Performance", that constitute forward-looking statements. Forward-looking statements also include those preceded or followed by the words "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "projects," "should," "targets" and/or similar expressions. These forward-looking statements are based on School Specialty's current estimates and assumptions as of the date of the information presented and, as such, involve uncertainty and risk. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those contemplated by the forward-looking statements because of a number of factors, including the factors described in Item 1A of School Specialty's Annual Report on Form 10-K for the fiscal year ended April 26, 2014, which factors are incorporated herein by reference. Any forward-looking statement in this presentation speaks only as of the date in which it is made. Except to the extent required under the federal securities laws, School Specialty does not intend to update or revise the forward-looking statements.

Non-GAAP Financial Information

The Company adopted fresh start accounting and reporting effective June 11, 2013, the Fresh Start Reporting Date. The financial statements as of the Fresh Start Reporting Date report the financial position of the Successor Company with no beginning retained earnings or accumulated deficit. Any financial statement presentation of the Successor Company represents the financial position and results of operations of a new reporting entity and is not comparable to prior periods presented by the Predecessor Company. The financial statements for periods ended prior to the Fresh Start Reporting Date do not include the effect of any changes in the Predecessor Company's capital structure or changes in the fair value of assets and liabilities as a result of fresh start accounting.

Accordingly, management has provided non-GAAP combined results" for the three months ended July 27, 2013. Non-GAAP combined results combine GAAP results of the Successor Company for the seven weeks ended July 27, 2013 and GAAP results of the Predecessor Company for the six weeks ended June 11, 2013. Management's non-GAAP analysis compares the Successor Company's GAAP results for the three months ended July 26, 2014 for certain financial items to the Non-GAAP combined results for the three months ended July 27, 2013.

This presentation also includes a presentation of Adjusted EBITDA and Direct Cash Flow, non-GAAP financial measures. Adjusted EBITDA and Direct Cash Flow are used by management as measures for judging the Company's operating performance and for estimating the Company's earnings growth prospects. Adjusted EBITDA does not represent, and should not be considered, an alternative to net income or operating income as determined by GAAP, and our calculation may not be comparable to similarly titled measures reported by other companies. Direct Cash Flow does not represent, and should not be considered, an alternative to cash flow from operations.

A reconciliation of Adjusted EBITDA to GAAP net income for the three months ended July 26, 2014 and combined net income for the three months ended July 27, 2013 is included in this Fiscal 2015 First Quarter Results Update dated September 9, 2014.

School Specialty

Investor Contacts:

Kevin Baehler
Acting Chief Financial Officer / SVP, Corporate Controller
920.882.5882
kevin.baehler@schoolspecialty.com

Glenn Wiener
Investor Relations
920.243.5392
IR@schoolspecialty.com

School Specialty